Fees Summary	Mar. 12, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 6,000,000,000
Previously Paid Amount	0.00
Total Fee Amount	372,870
Total Offset Amount	0.00
Net Fee	$ 372,870